                                                                           EX-23


INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement
No. 33-33702 of Dotronix, Inc. on Form S-8 and in Registration Statement
No. 33-46456 of Dotronix, Inc. on Form S-3 of our report dated October 12, 1999 appearing in the Annual Report on Form 10-KSB of Dotronix, Inc. for the year ended June 30, 1999.

/s/ Deloitte & Touche LLP

October 12, 1999
Minneapolis, Minnesota